UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2021

Franchise Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35588	27-3561876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

109 Innovation Court, Suite J

Delaware, Ohio 43015

(Address of Principal Executive Offices) (Zip Code)

(740) 363-2222

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FRG	Nasdaq Global Market

7.50% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share and liquidation preference of $25.00 per share	FRGAP	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K previously filed by Franchise Group, Inc. (the “Company”) on November 24, 2021. This Current Report on Form 8-K/A includes the financial statements that had been omitted from the previously filed Current Report on Form 8-K as permitted by Item 9.01(a)(3) of Form 8-K.

On November 22, 2021, the Company completed its acquisition (which was previously announced in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 24, 2021) of W.S. Badcock Corporation, a Florida corporation (“Badcock”), pursuant to the terms of that certain Stock Purchase Agreement (the “Purchase Agreement”), by and among Franchise Group Newco BHF, LLC, a Delaware limited liability company (“Purchaser”) and wholly-owned subsidiary of the Company, and the holders of 100% of the issued and outstanding capital stock (collectively, the “Sellers”) of Badcock, and William K. Pou, Jr., solely in his capacity as representative of the Sellers (the “Badcock Acquisition”).

The Company is filing this Current Report on Form 8-K/A to provide certain financial statements of Badcock and unaudited pro forma financial information of Badcock and the Company required by Item 9.01 of Form 8-K and should be read in conjunction with the Company’s Current Report on Form 8-K previously filed on November 24, 2021.

Item 9.01.	Financial Statement and Exhibits.

(a)       Financial statements of business acquired.

The audited financial statements of Badcock as of and for the fiscal years ended June 30, 2021 and June 30, 2020, including the notes to such financial statements and the report of KPMG LLP, are filed with this Current Report on Form 8-K/A as Exhibit 99.1 and are incorporated by reference herein.

The unaudited condensed financial statements of Badcock as of and for the three months ended September 30, 2021, are filed with this Current Report on Form 8-K/A as Exhibit 99.2 and are incorporated by reference herein.

(b)       Pro forma financial information.

The unaudited pro forma condensed combined financial statements included with this Current Report on Form 8-K/A give effect to the Badcock Acquisition, the Company’s previously announced acquisition of Pet Supplies Plus, LLC (“Pet Supplies Plus”) (“Pet Supplies Plus Acquisition”), the Company’s previously announced merger with American Freight Group, Inc. (“American Freight”) (the “American Freight Merger”), as well as the related debt financings including the sale of certain Badcock accounts receivable (collectively, the “Transactions”), including the pro forma adjustments intended to illustrate the estimated effects of the Transactions.

The unaudited pro forma condensed combined balance sheet as of September 25, 2021, combine the historical consolidated balance sheet of the Company as of September 25, 2021 (which fully reflects the American Freight Merger and Pet Supplies Plus Acquisition) and the historical balance sheet of Badcock as of September 30, 2021, giving effect to the Badcock Acquisition and related financing transactions, as if they had occurred on September 25, 2021.

The unaudited pro forma combined statement of operations for the fiscal year ended December 26, 2020 combines the historical consolidated statement of operations for the fiscal year ended December 26, 2020 of the Company and the pre-acquisition historical consolidated statement of operations of American Freight for the period December 30, 2019 to February 14, 2020 derived from American Freight’s books and records, the pre-acquisition historical consolidated statements of operations for the fiscal year ended January 2, 2021 of Pet Supplies Plus, and the pre-acquisition historical consolidated statements of operations for the period January 1, 2020 to December 31, 2020 of Badcock which was prepared by combining the trailing six-month statement of operations from January 1, 2020 to June 30, 2020 with the trailing six-month statement of operations from July 1, 2020 to December 31, 2020 derived from Badcock’s books and records giving effect to the Transactions as if they had occurred on December 29, 2019.

The unaudited pro forma condensed combined statements of operations for the nine months ended September 25, 2021 combines the historical consolidated statement of operations for the nine-month period ended September 25, 2021 of the Company (that includes post-acquisition financial information of American Freight) and the pre-acquisition historical consolidated statement of operations of Pet Supplies Plus for the period of January 3, 2021 to March 9, 2021 derived from Pet Supplies Plus’s books and records and the historical consolidated statement of operations for the period of January 1, 2021 to September 30, 2021 of Badcock which was prepared by combining the trailing six-month statement of operations from January 1, 2021 to June 30, 2021 derived from Badcock’s books and records with the unaudited three-month statement of operations from July 1, 2021 to September 30, 2021 giving effect to the Transactions as if they had occurred on December 29, 2019.

The unaudited pro forma combined financial information is based on various adjustments and assumptions and is not necessarily indicative of what the Company’s consolidated statement of operations actually would have been had the Transactions been completed as of the dates indicated or will be for any future periods. The unaudited pro forma financial statements do not purport to project the future financial position or operating results of the Company following the completion of the Transactions.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description
23.1	Consent of KPMG LLP.
99.1	Audited financial statements of Badcock as of and for the fiscal years ended June 30, 2021 and June 30, 2020.
99.2	Audited condensed financial statements of Badcock as of and for the three months ended September 30, 2021.
99.3	Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 25, 2021 and unaudited proforma combined statement of operations for the fiscal year ended December 26, 2020.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCHISE GROUP, INC.

Date: February 7, 2022	By:	/s/ Eric Seeton
Eric Seeton
Chief Financial Officer